Federated Ultrashort Bond Fund
Institutional Shares
Institutional Service Shares
(A portfolio of Federated Total Return Series, Inc.)
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Supplement to Statement of Additional Information dated November 30, 2001

Effective October 8, 2002 the Fund will offer Class A Shares.

Accordingly, the following changes should be made:

On page 1, please add the following language after the section titled "How Is The Fund Organized?":

INVESTMENT STRATEGIES

The Fund's average portfolio maturity represents an average based on the actual stated maturity dates of the debt securities in the Fund's portfolio, except that (1) variable-rate securities are deemed to mature at the next interest-rate adjustment date, unless subject to a demand feature, (2) variable-rate securities subject to a demand feature are deemed to mature at on the longer of the next interest-rate adjustment date or the date on which principal can be recovered through demand, (3) floating-rate securities subject to a demand feature are deemed to mature on the date on which the principal can be recovered through demand, (4) the maturity of mortgage-backed and certain other asset backed securities is determined on an "expected life" basis by the Advisor, and (5) securities being hedged with futures contracts may be deemed to have a longer maturity, in the case of purchases of futures contracts, and a shorter maturity, in the case of sales of futures contracts, than they would otherwise be deemed to have. In addition, a security that is subject to redemption at the option of the issuer on a particular date ("call date"), which is prior to the security's stated maturity, may be deemed to mature on the call date rather than on its stated maturity date. The call date of a security will be used to calculate average portfolio maturity when the Advisory reasonable anticipates, based upon information available to it, that the issuer will exercise its right to redeem the security. The average portfolio maturity of the Fund is dollar weighted based upon the market value of the Fund's securities at the time of calculation.


On page 6, please add the following language after the second paragraph under the section titled "What Do Shares Cost?":

REDUCING OR eliminating THE FRONT-END SALES CHARGE
You can reduce or eliminate the applicable front-end sales charge, as follows:


Quantity Discounts
Larger purchases of the same Share class reduce or eliminate the sales charge you pay. You can combine purchases of Shares made on the same day by you, your spouse and your children under age 21. In addition, purchases made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account can be combined.


Accumulated Purchases
If you make an additional purchase of Shares, you can count previous Share purchases still invested in the Fund in calculating the applicable sales charge on the additional purchase.


Concurrent Purchases
You can combine concurrent purchases of the same share class of two or more Federated funds in calculating the applicable sales charge.


Letter of Intent
You can sign a Letter of Intent committing to purchase a certain amount of the same class of Shares within a 13-month period to combine such purchases in calculating the sales charge. The Fund's custodian will hold Shares in escrow equal to the maximum applicable sales charge. If you complete the Letter of Intent, the Custodian will release the Shares in escrow to your account. If you do not fulfill the Letter of Intent, the Custodian will redeem the appropriate amount from the Shares held in escrow to pay the sales charges that were not applied to your purchases.


Reinvestment Privilege
You may reinvest, within 120 days, your Share redemption proceeds at the next determined NAV without any sales charge.


Purchases by Affiliates of the Fund
The following individuals and their immediate family members may buy Shares at NAV without any sales charge because there are nominal sales efforts associated with their purchases:

o the Directors, employees and sales representatives of the Fund, the Adviser, the Distributor and their affiliates;

o any associated person of an investment dealer who has a sales agreement with the Distributor; and

o     trusts, pension or profit-sharing plans for these individuals.


Federated Life Members
Shareholders of the Fund known as "Federated Life Members" are exempt from paying any front-end sales charge. These shareholders joined the Fund originally:

o through the "Liberty Account," an account for Liberty Family of Funds shareholders on February 28, 1987 (the Liberty Account and Liberty Family of Funds are no longer marketed); or

o as Liberty Account shareholders by investing through an affinity group prior to August 1, 1987.


On page 6, please add the following language after the first paragraph in the section titled "How Is The Fund Sold?"


FRONT-END SALES CHARGE REALLOWANCES
The Distributor receives a front-end sales charge on certain Share sales. The Distributor generally pays up to 90% (and as much as 100%) of this charge to investment professionals for sales and/or administrative services. Any payments to investment professionals in excess of 90% of the front-end sales charge are considered supplemental payments. The Distributor retains any portion not paid to an investment professional.


On page 6, please add reference to Class A Shares in the section titled "Rule 12-B-1Plan-Institituional Service Shares"

On page 7, please add the following language before the section titled "Subaccounting Services":

EXCHANGING SECURITIES FOR SHARES

You may contact the Distributor to request a purchase of Shares in exchange for securities you own. The Fund reserves the right to determine whether to accept your securities and the minimum market value to accept. The Fund will value your securities in the same manner as it values its assets. This exchange is treated as a sale of your securities for federal tax purposes.


On page 11, please add the following after the second chart in the section titled "Average Annual Total Returns and Yield":

The Fund's Class A Shares is a new class of Shares, which commenced operation on or about October 8, 2002. For the period prior to the commencement of operations of the Class A Shares, the performance information shown below is for the Fund's Institutional Service Shares, adjusted to reflect the sales charges and expenses of the Class A Shares. Total returns for the Class A Shares are given for the one-year and Start of Performance periods ended September 30, 2001.



                       30-Day          1 Year
                       Period               -------------------
                                            Start of
                                            Performance on
                                            5/31/1997
Class A Shares
Total Return           NA
  Before Taxes                        6.93% 6.05%
  After Taxes on                      4.75%
  Distributions                            3.67%
  After Taxes on                      4.17%
  Distributions
  and Sale of Shares                       3.65%
Yield               NA                NA    NA

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                                                October 10, 2002

31428Q606
31428Q879
27884